Exhibit 99.1
July 27, 2018

BBVA Compass reports second quarter results

•	Quarterly net income totals $184 million

◦	Net income up 17 percent from a year ago and 41 percent on a year-to-date basis

◦	Return on average assets and return on average tangible equity[1] for the quarter were 0.83 percent and 9.05 percent, respectively

•	Total revenue reaches record level; up 10 percent from prior year levels and 15 percent (annualized) from 1Q18 levels

◦	Net interest income increases 10 percent compared to a year ago and 13 percent (annualized) on a linked quarter basis

◦	Noninterest income increases 10 percent from year ago levels and 19 percent (annualized) on a linked quarter basis

•	Noninterest expense growth well contained at 1 percent; up 2 percent on a year-to-date basis

•	Positive operating leverage results in record quarterly operating income[1] of $334 million, an increase of 29 percent from the second quarter of 2017

•	Solid deposit generation fully supports increased activity in loan portfolio

◦	Total loans rise to $63.3 billion, up 6 percent year-over year

◦	Newly funded customer loans of $10.1 billion in the first half of 2018, up 35 percent from prior year

◦	Total deposits of $70.1 billion, up 7 percent from a year ago levels

•	Credit quality measures stable during the quarter

◦	Nonperforming loan ratio at 1.11 percent and net charge-off ratio at 40 basis points

◦	Allowance to loan ratio at 1.36 percent and NPL coverage ratio at 122 percent

•	Results of CCAR and DFAST provide further evidence of strong capital position

◦	Common Equity Tier 1 (CET1) ratio (phased-in)[2] at 11.97 percent

◦	Regulatory capital ratios[2] significantly above “well capitalized” guidelines

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $184 million for the second quarter of 2018, a 17 percent increase from the $157 million earned during the second quarter of 2017. Return on average assets and return on average tangible equity1 for the second quarter of 2018 were 0.83 percent and 9.05 percent, respectively.
Net income for the first six months of 2018 totaled $393 million, an increase of 41 percent from the $278 million earned during the first six months of 2017. Return on average assets and return on average tangible equity1 for the first six months of 2018 were 0.90 percent and 9.77 percent, respectively.
“Capitalizing on the positive momentum we have built throughout our organization enabled us to deliver another strong quarter and achieve a new quarterly record in operating income,” said Onur Genç, president and CEO of BBVA Compass. “Revenue growth was strong and balanced as both net interest income and noninterest income posted double-digit gains. Newly funded loans in the quarter totaled more than $5.7 billion and on a year-to-date basis reached $10.1 billion, up 35 percent compared to a year ago. Our focus on being at the forefront of the digital transformation also continued with the recent launch of two new treasury management products - BBVA Compass RealTime ARP™ and BBVA Compass RealTime Positive Pay™ - that represent the first of their kind operating in real-time. Using technology to improve efficiency and provide customers with amazing experiences drives our innovative spirit.”
Total revenue for the quarter was $914 million, an increase of 10 percent from the second quarter of 2017 and 15 percent on an annualized basis from first quarter 2018 levels. Net interest income totaled $643 million, an increase of $58 million or 10 percent from the second quarter of 2017, and an annualized increase of 13 percent from first quarter 2018 levels. The percent net interest margin in the second quarter of 2018 was 3.30 percent, an increase of 19 basis points from a year ago and 3 basis points from the first quarter of 2018.
Noninterest income for the quarter totaled $270 million, an increase of 10 percent compared to the $246 million recorded in the second quarter of 2017. Growth was well diversified and many of our major fee-based businesses surpassed overall growth, led by card and merchant processing fees (+36 percent) and corporate and correspondent investment sales (+34 percent). The performance in investment banking and advisory fees (+23 percent), mortgage banking (+140 percent) and service charges on deposit accounts (+7 percent) was also noteworthy during the quarter. Maintaining strong expense controls also continued in the quarter with noninterest expenses rising 1 percent year-over-year and 2 percent on a year-to-date basis.
“With respect to balance sheet activity, loan growth accelerated in the quarter and, importantly, was fully supported by solid deposit generation,” noted Genç.
Total loans at the end of the second quarter of 2018 were $63.3 billion, an increase of 6 percent from $60.0 billion at the end of the second quarter of 2017. Commercial growth was paced by C&I lending (+8 percent) while consumer loan growth accelerated, driven by increased activity in direct consumer lending (+48 percent) and credit cards (+22 percent). Total deposits at the end of the second quarter of 2018 were $70.1 billion, a 7 percent increase from the $65.6 billion at the end of the second quarter of 2017. The loan to deposit ratio ended the quarter at 90 percent, down slightly from 91 percent a year ago.
Credit quality metrics were stable during the quarter. Nonperforming loans as a percentage of total loans were 1.11 percent, unchanged from first quarter 2018 levels and down 5 basis points from year-end 2017 levels. Net charge-offs as a percentage of average loans totaled 40 basis points in the quarter, down from 44 basis points in the first quarter of 2018 and 42 basis points in the second quarter of 2017. The allowance for loan losses as a percentage of total loans ended the quarter at 1.36 percent while the coverage ratio of nonperforming loans rose to 122 percent.
Total shareholder's equity at the end of the second quarter totaled $13.2 billion, a 2 percent increase from $13.0 billion at the end of the second quarter of 2017. The CET1 ratio rose to 11.97 percent2 at the end of the second quarter of 2018, up 17 basis points from the end of the fourth quarter of 2017. Importantly, all of BBVA Compass’ regulatory capital ratios2 significantly exceed the requirements under “well-capitalized” guidelines.
"BBVA Compass has been part of the Comprehensive Capital Analysis and Review for five years, and in each, our capital plan has received no-objection from the Federal Reserve," Genç said. "Our record in this area clearly signals the importance we place on maintaining a strong capital position to enable us to expand our client base, increase business activity with our customers, support the communities that we serve and continue on our transformation journey to meet the challenges and opportunities of 21st century banking.”
Income tax expense for the quarter totaled $58 million resulting in an effective tax rate of 24.0 percent compared to $57 million in the second quarter of 2017 resulting in an effective tax rate of 26.6 percent. Included in the current quarter is $11 million of additional income tax expense related to the correction of an error in prior period (primarily 2017) that resulted from an incorrect calculation of the proportional amortization of the company’s Low Income Housing Tax Credit investments. The company has evaluated the effect of this correction and concluded that no prior annual period is materially misstated nor is it material to interim or expected full year 2018 results.
During the second quarter, BBVA Compass announced the closing of a $1.15 billion senior notes offering by its wholly-owned subsidiary Compass Bank. The offering was completed in two tranches including: $450 million in aggregate principal amount of floating rate unsecured senior notes due 2021 (Floating Rates Notes), and $700 million in aggregate principal amount of 3.50 percent unsecured senior notes due 2021 (Fixed Rate Notes). The Floating Rate Notes were sold at a price of 100 percent of par and the Fixed Rate Notes were sold at a price of 99.704 percent of par. Additional information pertaining to our fixed income debt issuances can be found on the Investor Relations portion of our website at bbva.investorroom.com.
________________________
1 Return on average tangible equity and operating income are non-GAAP financial measures that we believe aid in understanding certain areas of our performance. The calculation of these measures is included on the page titled Non-GAAP Reconciliation.
2 Regulatory capital ratios at June 30, 2018, are estimated.

Contact details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 645 branches, including 332 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 6th nationally in the total number of SBA loans originated in fiscal year 2017. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.

On April 5, 2018, BBVA filed its annual report on Form 20-F for the year ended December 31, 2017, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2017, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		%	Six Months Ended June 30,		%
	2018	2017	Change	2018	2017	Change
EARNINGS SUMMARY
Net interest income	$643,499	$585,828	10	$1,266,104	$1,137,261	11
Noninterest income	270,019	246,325	10	527,844	491,012	8
Total revenue	913,518	832,153	10	1,793,948	1,628,273	10
Provision for loan losses	91,280	45,285	102	148,309	125,424	18
Noninterest expense	579,545	572,485	1	1,142,458	1,121,797	2
Pretax income	242,693	214,383	13	503,181	381,052	32
Income tax expense	58,295	56,943	2	110,093	102,789	7
Net income	184,398	157,440	17	393,088	278,263	41
Net income attributable to noncontrolling interests	595	431	38	1,056	874	21
Net income attributable to BBVA Compass Bancshares, Inc.	$183,803	$157,009	17	$392,032	$277,389	41

SELECTED RATIOS
Return on average assets	0.83%	0.72%		0.90%	0.64%
Return on average tangible equity [a]	9.05	7.93		9.77	7.12
Average common equity to average assets	14.56	14.57		14.59	14.47
Average loans to average total deposits	90.62	91.16		90.12	90.45
Common equity tier I capital (CET1) [b]	11.97	11.90		11.97	11.90
Tier I capital ratio [b]	12.31	12.25		12.31	12.25
Total capital ratio [b]	14.49	14.62		14.49	14.62
Leverage ratio [b]	10.05	9.82		10.05	9.82
[a] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[b] Current period regulatory capital ratios are estimated.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Six Months			Ending Balance
	Ended June 30,		%	Ended June 30,		%	June 30,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$63,202,826	$59,902,725	6	$62,704,406	$60,113,615	4	$63,343,018	$59,955,718	6
Total debt securities	13,332,825	12,653,300	5	13,263,113	12,555,619	6	13,491,910	12,810,079	5
Earning assets	79,538,657	78,182,674	2	79,078,356	78,223,352	1	79,922,849	78,063,676	2
Total assets	89,032,051	87,474,348	2	88,404,964	87,575,056	1	88,754,662	87,003,919	2
Noninterest bearing demand deposits	21,281,715	21,110,531	1	21,430,981	20,845,583	3	21,433,218	21,000,630	2
Interest bearing transaction accounts	33,808,453	32,566,221	4	33,765,439	32,985,683	2	34,350,824	32,472,406	6
Total transaction accounts	55,090,168	53,676,752	3	55,196,420	53,831,266	3	55,784,042	53,473,036	4
Total deposits	69,744,181	65,711,133	6	69,579,904	66,459,835	5	70,147,708	65,617,380	7
Total shareholder's equity	13,217,831	13,004,717	2	13,154,476	12,929,108	2	13,190,644	12,989,630	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2018		2017
	June 30	March 31	December 31	September 30	June 30
NONPERFORMING ASSETS
Nonaccrual loans [a]	$662,991	$647,210	$658,865	$666,812	$760,313
Loans 90 days or more past due [b]	39,143	45,904	58,378	43,049	59,434
TDRs 90 days or more past due	491	700	751	963	969
Total nonperforming loans [a]	702,625	693,814	717,994	710,824	820,716
Other real estate owned, net (OREO)	16,499	16,147	17,278	22,012	22,965
Other repossessed assets	13,117	11,278	13,473	11,443	12,298
Total nonperforming assets	$732,241	$721,239	$748,745	$744,279	$855,979

TDRs accruing and past due less than 90 days	$99,251	$101,285	$100,492	$95,521	$97,088

Total nonperforming loans as a % of loans	1.11%	1.11%	1.16%	1.18%	1.37%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.16	1.16	1.21	1.23	1.43
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2018		2017
	June 30	March 31	December 31	September 30	June 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$832,071	$842,760	$849,119	$816,952	$834,106
Net charge-offs (NCO)	63,351	67,718	65,194	71,267	62,439
Provision for loan losses	91,280	57,029	58,835	103,434	45,285
Balance at end of period	$860,000	$832,071	$842,760	$849,119	$816,952

Allowance for loan losses as a % of total loans	1.36%	1.34%	1.37%	1.41%	1.36%
Allowance for loan losses as a % of nonperforming loans [c]	122.40	119.93	117.38	119.46	99.54
Allowance for loan losses as a % of nonperforming assets [c]	117.45	115.37	112.56	114.09	95.44

Annualized as a % of average loans:
NCO - QTD	0.40	0.44	0.42	0.47	0.42
NCO - YTD	0.42	0.44	0.47	0.48	0.49
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$63,202,826	$722,346	4.58%	$59,902,725	$625,366	4.19%
Debt securities available for sale [a]	11,535,569	53,792	1.87	11,608,533	53,181	1.84
Debt securities held to maturity	2,088,717	14,521	2.79	1,134,494	9,961	3.52
Other earning assets [b]	3,003,006	15,840	2.12	5,626,649	24,287	1.73
Total earning assets [a]	79,830,118	806,499	4.05	78,272,401	712,795	3.65
Allowance for loan losses	(840,557)			(836,477)
Unrealized loss on debt securities available for sale	(291,461)			(89,727)
Other assets	10,333,951			10,128,151
Total assets	$89,032,051			$87,474,348

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,944,965	$11,025	0.56	$7,849,285	$6,261	0.32
Savings and money market accounts	25,863,488	48,793	0.76	24,716,936	22,380	0.36
Certificates and other time deposits	14,654,013	56,505	1.55	12,034,381	37,273	1.24
Total interest bearing deposits	48,462,466	116,323	0.96	44,600,602	65,914	0.59
FHLB and other borrowings	3,974,769	31,912	3.22	4,104,668	22,450	2.19
Federal funds purchased and securities sold under agreement to repurchase [b]	103,974	1,399	5.40	99,039	6,942	28.11
Other short-term borrowings	78,402	567	2.90	2,638,671	10,506	1.60
Total interest bearing liabilities	52,619,611	150,201	1.14	51,442,980	105,812	0.83
Noninterest bearing deposits	21,281,715			21,110,531
Other noninterest bearing liabilities	1,912,894			1,916,120
Total liabilities	75,814,220			74,469,631
Shareholder's equity	13,217,831			13,004,717
Total liabilities and shareholder's equity	$89,032,051			$87,474,348

Net interest income/ net interest spread		656,298	2.91%		606,983	2.82%
Net yield on earning assets			3.30%			3.11%

Total taxable equivalent adjustment		12,799			21,155

Net interest income		$643,499			$585,828
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

	Six Months Ended June 30,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$62,704,406	$1,397,176	4.49%	$60,113,615	$1,217,070	4.08%
Debt securities available for sale [a]	11,480,294	110,397	1.94	11,519,788	105,232	1.84
Debt securities held to maturity	2,042,818	28,423	2.81	1,151,552	19,532	3.42
Other earning assets [b]	3,110,837	28,466	1.85	5,554,118	46,728	1.70
Total earning assets [a]	79,338,355	1,564,462	3.98	78,339,073	1,388,562	3.57
Allowance for loan losses	(842,392)			(843,381)
Unrealized loss on debt securities available for sale	(259,999)			(115,721)
Other assets	10,169,000			10,195,085
Total assets	$88,404,964			$87,575,056

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,069,593	$20,606	0.51	$8,019,136	$12,392	0.31
Savings and money market accounts	25,695,846	87,683	0.69	24,966,547	44,681	0.36
Certificates and other time deposits	14,383,484	105,381	1.48	12,628,569	79,145	1.26
Total interest bearing deposits	48,148,923	213,670	0.89	45,614,252	136,218	0.60
FHLB and other borrowings	3,644,363	56,668	3.14	3,638,825	41,518	2.30
Federal funds purchased and securities sold under agreement to repurchase [b]	63,330	1,935	6.16	71,102	11,839	33.58
Other short-term borrowings	65,088	911	2.82	2,673,046	20,592	1.55
Total interest bearing liabilities	51,921,704	273,184	1.06	51,997,225	210,167	0.82
Noninterest bearing deposits	21,430,981			20,845,583
Other noninterest bearing liabilities	1,897,803			1,803,140
Total liabilities	75,250,488			74,645,948
Shareholder's equity	13,154,476			12,929,108
Total liabilities and shareholder's equity	$88,404,964			$87,575,056

Net interest income/ net interest spread		1,291,278	2.92%		1,178,395	2.75%
Net yield on earning assets			3.28%			3.03%

Total taxable equivalent adjustment		25,174			41,134

Net interest income		$1,266,104			$1,137,261
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Six Months			Three Months Ended
	Ended June 30,		%	2018		2017
	2018	2017	Change	June 30	March 31	December 31	September 30	June 30
NONINTEREST INCOME
Service charges on deposit accounts	$114,742	$110,087	4	$58,581	$56,161	$56,070	$55,953	$54,919
Card and merchant processing fees	83,726	62,452	34	44,048	39,678	33,380	32,297	32,460
Retail investment sales	59,890	56,059	7	29,782	30,108	26,338	26,817	28,588
Investment banking and advisory fees	48,442	48,244	0	24,546	23,896	24,957	30,500	19,943
Money transfer income	44,608	52,527	(15)	23,920	20,688	24,101	24,881	27,330
Corporate and correspondent investment sales	28,411	21,104	35	16,355	12,056	11,803	5,145	12,189
Asset management fees	21,759	19,826	10	10,989	10,770	10,303	10,336	10,055
Mortgage banking	16,361	6,186	164	7,964	8,397	4,720	3,450	3,316
Bank owned life insurance	8,590	8,389	2	4,375	4,215	4,397	4,322	4,220
Other	101,315	106,138	(5)	49,459	51,856	101,100	61,060	53,305
	527,844	491,012	8	270,019	257,825	297,169	254,761	246,325
Investment securities gains, net	—	—	—	—	—	—	3,033	—
Total noninterest income	$527,844	$491,012	8	$270,019	$257,825	$297,169	$257,794	$246,325

NONINTEREST EXPENSE
Salaries, benefits and commissions	$576,292	$556,441	4	$286,852	$289,440	$296,146	$279,384	$288,426
Equipment	127,020	124,035	2	63,660	63,360	63,200	60,656	62,405
Professional services	129,222	122,647	5	68,577	60,645	76,068	64,775	64,840
Net occupancy	83,093	83,341	0	42,671	40,422	41,125	42,227	41,240
Money transfer expense	30,023	34,131	(12)	16,302	13,721	15,721	15,938	17,807
Marketing	20,601	29,274	(30)	11,814	8,787	7,950	14,996	15,729
Communications	10,514	10,500	—	5,251	5,263	4,970	5,084	5,281
Other	165,693	161,428	3	84,418	81,275	110,648	90,902	76,757
Total noninterest expense	$1,142,458	$1,121,797	2	$579,545	$562,913	$615,828	$573,962	$572,485

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$643,499	$585,828	$1,266,104	$1,137,261
Plus: noninterest income (GAAP)	270,019	246,325	527,844	491,012
Less: noninterest expense (GAAP)	579,545	572,485	1,142,458	1,121,797
Operating income (non-GAAP)	$333,973	$259,668	$651,490	$506,476

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,217,831	$13,004,717	$13,154,476	12,929,108
Less: Goodwill and other intangibles (average) (GAAP)	5,040,777	5,045,470	5,040,016	5,047,470
Average tangible equity (non-GAAP) [B]	$8,177,054	$7,959,247	$8,114,460	7,881,638
Net income (GAAP) [A]	$184,398	$157,440	$393,088	$278,263
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	9.05%	7.93%	9.77%	7.12%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended June 30, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$55,116	$12,405	$3,597	$323,287	$5,722	$26,248,260	$26,648,387	$10,567
Real estate – construction	579	163	540	13,289	125	2,115,565	2,130,261	287
Commercial real estate – mortgage	20,450	2,826	3,211	105,409	3,945	11,659,635	11,795,476	(5,505)
Residential real estate – mortgage	76,693	27,972	5,026	162,892	59,940	13,017,967	13,350,490	1,558
Equity lines of credit	10,661	4,384	2,191	34,269	237	2,627,974	2,679,716	453
Equity loans	3,519	882	306	10,153	29,303	281,302	325,465	(443)
Credit card	6,353	4,733	11,931	—	—	681,617	704,634	11,299
Consumer – direct	24,060	9,577	6,313	1,073	470	2,098,439	2,139,932	29,876
Consumer – indirect	79,600	22,616	6,028	12,619	—	3,395,753	3,516,616	15,259
Total loans	$277,031	$85,558	$39,143	$662,991	$99,742	$62,126,512	$63,290,977	$63,351
Loans held for sale	$—	$—	$—	$—	$—	$52,041	$52,041	$—

	At or Quarter Ended March 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,427	$12,230	$5,420	$284,699	$5,231	$26,036,120	$26,359,127	$8,395
Real estate – construction	450	240	1,918	14,183	129	2,139,936	2,156,856	(89)
Commercial real estate – mortgage	8,552	3,220	2,229	115,285	4,182	11,394,819	11,528,287	114
Residential real estate – mortgage	73,335	33,993	5,975	169,778	62,171	12,961,735	13,306,987	1,380
Equity lines of credit	12,063	4,611	2,371	36,350	236	2,602,229	2,657,860	160
Equity loans	4,495	983	379	11,429	29,546	297,705	344,537	(69)
Credit card	6,438	5,089	11,845	—	—	633,658	657,030	9,874
Consumer – direct	16,919	8,569	7,929	4,211	490	1,818,325	1,856,443	25,412
Consumer – indirect	77,153	21,092	7,838	11,275	—	3,223,376	3,340,734	22,541
Total loans	$214,832	$90,027	$45,904	$647,210	$101,985	$61,107,903	$62,207,861	$67,718
Loans held for sale	$—	$—	$—	$—	$—	$76,401	$76,401	$—

	At or Quarter Ended December 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$14,804	$3,753	$18,136	$310,059	$1,213	$25,401,984	$25,749,949	$13,320
Real estate – construction	12,293	70	1,560	5,381	101	2,254,134	2,273,539	(115)
Commercial real estate – mortgage	10,473	3,270	927	111,982	4,155	11,593,351	11,724,158	417
Residential real estate – mortgage	69,474	34,440	8,572	173,843	64,898	13,014,520	13,365,747	290
Equity lines of credit	10,956	7,556	2,259	34,021	237	2,598,076	2,653,105	871
Equity loans	4,170	657	995	11,559	30,105	315,778	363,264	87
Credit card	6,710	4,804	11,929	—	—	616,074	639,517	9,048
Consumer – direct	19,766	7,020	6,712	2,425	534	1,653,926	1,690,383	19,551
Consumer – indirect	92,017	26,460	7,288	9,595	—	3,028,746	3,164,106	21,725
Total loans	$240,663	$88,030	$58,378	$658,865	$101,243	$60,476,589	$61,623,768	$65,194
Loans held for sale	$—	$—	$—	$—	$—	$67,110	$67,110	$—

	At or Quarter Ended September 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,581	$6,351	$6,072	$324,071	$1,259	$24,702,608	$25,091,942	$14,695
Real estate – construction	661	94	2,955	1,877	106	2,241,451	2,247,144	(29)
Commercial real estate – mortgage	21,324	1,089	3,686	108,040	4,645	11,203,594	11,342,378	7,707
Residential real estate – mortgage	57,582	32,606	2,558	175,490	59,086	13,071,181	13,398,503	1,717
Equity lines of credit	11,118	4,824	2,179	34,416	237	2,564,538	2,617,312	179
Equity loans	3,470	1,798	840	11,305	30,574	335,389	383,376	(7)
Credit card	6,832	4,777	10,692	—	—	568,674	590,975	10,591
Consumer – direct	17,563	6,796	5,209	2,746	577	1,571,505	1,604,396	18,281
Consumer – indirect	81,534	23,070	8,858	8,867	—	2,916,849	3,039,178	18,133
Covered loans	—	—	—	—	—	—	—	—
Total loans	$251,665	$81,405	$43,049	$666,812	$96,484	$59,175,789	$60,315,204	$71,267
Loans held for sale	$—	$—	$—	$—	$—	$77,783	$77,783	$—

	At or Quarter Ended June 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$32,398	$6,532	$4,770	$448,565	$766	$24,117,488	$24,610,519	$20,047
Real estate – construction	4,829	474	2,251	1,993	110	2,279,166	2,288,823	(797)
Commercial real estate – mortgage	8,966	10,138	3,617	117,893	4,725	11,375,494	11,520,833	(1,386)
Residential real estate – mortgage	54,911	31,227	3,043	141,482	59,490	12,789,171	13,079,324	1,404
Equity lines of credit	8,560	4,933	1,630	29,347	236	2,535,194	2,579,900	795
Equity loans	4,109	1,202	320	11,015	32,110	346,093	394,849	209
Credit card	5,446	4,015	11,738	—	—	555,621	576,820	10,678
Consumer – direct	16,134	6,032	4,187	706	620	1,419,967	1,447,646	16,899
Consumer – indirect	75,605	18,189	5,681	8,964	—	2,952,843	3,061,282	14,590
Covered loans	3,438	308	22,197	348	—	294,873	321,164	—
Total loans	$214,396	$83,050	$59,434	$760,313	$98,057	$58,665,910	$59,881,160	$62,439
Loans held for sale	$—	$—	$—	$—	$—	$74,558	$74,558	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2018		2017
	June 30	March 31	December 31	September 30	June 30
Assets:
Cash and due from banks	$1,138,034	$1,098,345	$1,313,022	$1,145,745	$1,073,646
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	2,438,585	2,424,987	2,769,804	2,588,913	2,302,500
Cash and cash equivalents	3,576,619	3,523,332	4,082,826	3,734,658	3,376,146
Trading account assets	277,694	216,465	220,496	572,104	2,651,083
Debt securities available for sale	11,293,724	11,434,152	12,219,632	11,820,442	11,666,908
Debt securities held to maturity	2,198,186	1,975,729	1,046,093	1,077,372	1,143,171
Loans held for sale	52,041	76,401	67,110	77,783	74,558
Loans	63,290,977	62,207,861	61,623,768	60,315,204	59,881,160
Allowance for loan losses	(860,000)	(832,071)	(842,760)	(849,119)	(816,952)
Net loans	62,430,977	61,375,790	60,781,008	59,466,085	59,064,208
Premises and equipment, net	1,170,798	1,189,253	1,214,874	1,226,747	1,253,516
Bank owned life insurance	728,703	724,600	722,596	720,693	718,938
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,042,624	2,109,484	1,982,648	2,004,480	2,072,095
Total assets	$88,754,662	$87,608,502	$87,320,579	$85,683,660	$87,003,919
Liabilities:
Deposits:
Noninterest bearing	$21,433,218	$21,792,498	$21,630,694	$21,094,235	$21,000,630
Interest bearing	48,714,490	48,147,914	47,625,619	46,119,332	44,616,750
Total deposits	70,147,708	69,940,412	69,256,313	67,213,567	65,617,380
FHLB and other borrowings	4,157,284	3,322,940	3,959,930	3,956,041	4,789,494
Federal funds purchased and securities sold under agreements to repurchase	185,511	5,933	19,591	44,761	31,619
Other short-term borrowings	81,547	29,999	17,996	327,539	2,435,260
Accrued expenses and other liabilities	991,968	1,165,079	1,053,439	1,025,849	1,140,536
Total liabilities	75,564,018	74,464,363	74,307,269	72,567,757	74,014,289
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,699,773	14,814,744	14,818,608	14,912,412	14,916,198
Retained deficit	(1,476,614)	(1,660,417)	(1,868,659)	(1,920,184)	(2,050,051)
Accumulated other comprehensive loss	(293,323)	(271,431)	(197,405)	(137,583)	(137,131)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	13,161,541	13,114,601	12,984,249	13,086,350	12,960,721
Noncontrolling interests	29,103	29,538	29,061	29,553	28,909
Total shareholder’s equity	13,190,644	13,144,139	13,013,310	13,115,903	12,989,630
Total liabilities and shareholder’s equity	$88,754,662	$87,608,502	$87,320,579	$85,683,660	$87,003,919

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2018		2017
	June 30	March 31	December 31	September 30	June 30
Interest income:
Interest and fees on loans	$711,006	$663,935	$641,322	$623,884	$607,375
Interest on debt securities available for sale	53,792	56,602	56,883	50,599	53,159
Interest on debt securities held to maturity	13,062	12,426	6,555	6,994	6,821
Interest on trading account assets	924	750	1,005	6,247	9,805
Interest on other earning assets	14,916	11,875	10,843	14,888	14,480
Total interest income	793,700	745,588	716,608	702,612	691,640
Interest expense:
Interest on deposits	116,323	97,347	88,016	75,083	65,914
Interest on FHLB and other borrowings	31,912	24,756	22,392	29,904	22,450
Interest on federal funds purchased and securities sold under agreements to repurchase	1,399	536	464	4,623	6,942
Interest on other short-term borrowings	567	344	2,191	3,641	10,506
Total interest expense	150,201	122,983	113,063	113,251	105,812
Net interest income	643,499	622,605	603,545	589,361	585,828
Provision for loan losses	91,280	57,029	58,835	103,434	45,285
Net interest income after provision for loan losses	552,219	565,576	544,710	485,927	540,543
Noninterest income:
Service charges on deposit accounts	58,581	56,161	56,070	55,953	54,919
Card and merchant processing fees	44,048	39,678	33,380	32,297	32,460
Retail investment sales	29,782	30,108	26,338	26,817	28,588
Investment banking and advisory fees	24,546	23,896	24,957	30,500	19,943
Money transfer income	23,920	20,688	24,101	24,881	27,330
Corporate and correspondent investment sales	16,355	12,056	11,803	5,145	12,189
Asset management fees	10,989	10,770	10,303	10,336	10,055
Mortgage banking	7,964	8,397	4,720	3,450	3,316
Bank owned life insurance	4,375	4,215	4,397	4,322	4,220
Investment securities gains, net	—	—	—	3,033	—
Other	49,459	51,856	101,100	61,060	53,305
Total noninterest income	270,019	257,825	297,169	257,794	246,325
Noninterest expense:
Salaries, benefits and commissions	286,852	289,440	296,146	279,384	288,426
Equipment	63,660	63,360	63,200	60,656	62,405
Professional services	68,577	60,645	76,068	64,775	64,840
Net occupancy	42,671	40,422	41,125	42,227	41,240
Money transfer expense	16,302	13,721	15,721	15,938	17,807
Marketing	11,814	8,787	7,950	14,996	15,729
Communications	5,251	5,263	4,970	5,084	5,281
Other	84,418	81,275	110,648	90,902	76,757
Total noninterest expense	579,545	562,913	615,828	573,962	572,485
Net income before income tax expense	242,693	260,488	226,051	169,759	214,383
Income tax expense	58,295	51,798	173,979	39,308	56,943
Net income	184,398	208,690	52,072	130,451	157,440
Less: net income attributable to noncontrolling interests	595	461	547	584	431
Net income attributable to BBVA Compass Bancshares, Inc.	$183,803	$208,229	$51,525	$129,867	$157,009